Financial risk management and fair values	12 Months Ended
Jun. 30, 2018
Disclosure of Financial risk management and fair values [Abstract]
Disclosure of financial risk management [text block]
18	Financial risk management and fair values

The Group has exposure to the following risks from financial instruments:

•	credit risk

•	liquidity risk

•	market rate risk

This note presents information about the Group’s exposure to each of the above risks, the Group’s objectives, policies and processes for measuring and managing risk, and the Group’s management of capital.

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework.

(a)	Credit risk

The Group’s credit risk is primarily attributable to cash at bank, cash and term deposits held at a related party finance entity
, other receivables due from related parties and other current assets.
The carrying amount of financial assets represents the maximum credit exposure.

Cash at bank

All of the Group’s cash at bank is held by third-party financial institutions located in the PRC (including Hong Kong). Financial institutions in the PRC do not have insurance similar to that provided by the Federal Deposit Insurance Corporation in the United States of America.

Cash and term deposit placed with a related party finance entity

As of June 30, 2018, the Group had cash of RMB740,733 and term deposit of RMB204,000 at Hailiang Finance, which represented 84% of the Group’s consolidated current assets as of June 30, 2018.

Hailiang Group, an entity controlled by Mr. Feng, established a finance Group, namely, Hailiang Finance, which is licensed to provide intra-Group financing arrangements within Hailiang Group’s subsidiaries and other related party companies. The establishment of Hailiang Finance was approved by the China Banking Regulatory Commission (“CBRC”) as a non-banking financial institution to solely facilitate Hailiang Group’s internal financing transactions including issuing loans to and accepting cash deposits from its subsidiaries and other related party entities. Pursuant to the license issued by CBRC, Hailiang Finance is not permitted to make any loans or accept any deposits from any parties that are unrelated to Hailiang Group, except for inter-bank transactions with other unrelated commercial banks.

Since September 2014,
Hailiang Group and Mr. Feng provided an annual guarantee on the Group’s deposits with Hailiang Finance, and the guarantee was renewed annually. Based on one most recent PRC credit rating organizations, Hailiang Group has been rated AA+ which indicates strong ability to make payments on debts as they become due.

Management believes that the credit risk on the Group’s cash of RMB740,733 and term deposit of RMB204,000 is low considering Hailiang Group’s guarantee and credit rating.

To reduce its credit exposure with Hailiang Finance, the Group provided an annual budget for the aggregate amount deposit with Hailiang Finance as RMB1,200,000 based on current policy effective September 2017.

Other receivables due from related parties and other current assets

In order to minimize the credit risk on other receivables due from related parties and other current asset, the management of the Group makes periodic collective assessments on the recoverability of receivables based on historical settlement records and past experience. Management believes that there is no material credit risk on the Group's other receivables due from related parties of RMB95,128 and other current assets of RMB15,182.

(b)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

The following are the contractual maturities of financial liabilities, including estimated interest payments:

	June 30, 2017
Non-derivative financial instruments	Carrying amount	Contractual cash flows	1 year or less
	RMB	RMB	RMB
Trade and other payables	238,704	238,704	238,704

	June 30, 2018
Non-derivative financial instruments	Carrying amount	Contractual cash flows	1 year or less
	RMB	RMB	RMB
Trade and other payables	279,719	279,719	279,719

(c)	Market rate risk

Interest rate risk

The interest rates of cash held in bank and deposits placed with Hailiang Finance ranged from 0.35% to 1.43% per annum for the years ended June 30, 2017, and ranged from 0.35% to 1.82% per annum for the years ended June 30, 2018. The Group does not have any fixed-rate or variable-rate financial instrument other than cash and cash equivalent, and term deposits placed with a related party finance entity.

A change of 10 basis point in interest rate would have increased or decreased the Group’s post-tax profit and equity by RMB479 and RMB1,016 as of June 30, 2017 and 2018, respectively. This analysis assumes that all other variables, in particular foreign currency exchange rates, remain constant.

Currency risk

Currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The Group’s exposure to the risk of changes in foreign exchange rates relates primarily to the Group’s operation in Cayman Island that the currencies in which these transactions are primarily denominated USD.

The following table demonstrates the sensitivity at the end of the reporting period to a reasonably possible change in the exchange rate of RMB against USD, with all variables held constant, of the Group’s profit before tax and the Group’s equity.

	Change in USD rate	Effect on profit before tax	Effect on equity
June 30, 2018	+5%	—	5,393
	-5%	—	(5,393)
June 30, 2017	+5%	—	6,046
	-5%	—	(6,046)

(d)	Fair value

The carrying amounts of financial assets and liabilities approximate their respective fair values as at June 30, 2017 and 2018, respectively, due to their short-term maturities.

(e)	Capital management

The Group actively and regularly reviews and manages its capital structure to maintain a balance between higher shareholders’ return that might be possible with higher levels of borrowings, and makes adjustments to the capital structure in light of changes in economic conditions.

The Group is not subject to externally imposed capital requirements.